SCHEDULE 14A INFORMATION

            PROXY STATEMENT PURSUANT TO SECTION 14(a)
              OF THE SECURITIES EXCHANGE ACT OF 1934
                      (AMENDMENT NO. _____)


Filed by the Registrant  [XX]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[XX]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12


                       WESTWOOD CORPORATION
________________________________________________________________________
         (Name of Registrant as Specified In Its Charter)

________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[XX]  No fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(1) and
      0-11.

     (1)  Title of each class of securities to which transaction applies:
________________________________________________________________________

     (2)  Aggregate number of securities to which transaction applied:
________________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:
________________________________________________________________________

     (5)  Total fee paid:
________________________________________________________________________

[  ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)and identify the following for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
________________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:
________________________________________________________________________

     (3)  Filing Party:
________________________________________________________________________

     (4)  Date Filed:
________________________________________________________________________

                       WESTWOOD CORPORATION


             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         November 3, 1997



TO THE STOCKHOLDERS OF WESTWOOD CORPORATION:

          Notice is hereby given that the Annual Meeting of the Stockholders of Westwood Corporation (the "Company"), a Nevada corporation, will be held in the executive offices of the Company at 5134 South Yale Avenue, Suite 1100, Tulsa, Oklahoma 74135, on Thursday, December 4, 1997, at 10:00 A.M.

          The purpose of the meeting is to elect Directors for the ensuing year, and will include the nomination of Mr. John H. Williams, Sr., who was appointed to serve on the Board of Directors by a unanimous vote of the Board on June 10, 1997. Additionally, Stockholders of the Company will be asked to consider and to act upon a proposed amendment (the "1997 Amendment") to the 1992 Directors' Stock Option Plan (the "Directors' Plan"). Generally, the effect of the 1997 Amendment will be to provide incentive compensation for new Directors in the form of a one-time grant of an option to acquire 50,000 shares of the Company's common stock at an exercise price per share which is equal to the closing NASDAQ market price on the date of any new Director's appointment. The proposed 1997 Amendment also increases the number of shares available under the Directors' Plan by an additional 50,000 shares, from 512,820 to 562,820.

          The 1997 Amendment is being proposed to (i) provide an incentive to new Directors of the Company, in the form of compensation (tied directly to stock performance) to such Directors for their efforts on behalf of the Company, as presently contemplated by the Directors' Plan, and (ii) increase the number of shares available for issuance under the Directors' Plan to provide for the one-time issuance on June 10, 1997, of an option to acquire 50,000 shares of the Company's Common Stock at $2.125 per share (the NASDAQ market closing price on June 10, 1997) to John H. Williams, Sr. Under the proposed 1997 Amendment, the one-time option granted to any new Director will be subject to all of the terms and conditions of the Directors' Plan including, but not limited to, the vesting schedule which vests 20% of the 50,000 shares on an annual basis over a period of five years, commencing on the anniversary date of such new Director's appointment.

          The text of the proposed Amendment to the Directors' Plan is set forth in the Proxy Statement, and Stockholders are encouraged to review the discussion therein.

          Only Stockholders of record at the close of business on October 30, 1997, will be entitled to notice of and to vote at the Annual Meeting. As of the record date, the Company had 6,264,933 shares of Common Stock outstanding, entitled to one vote per share. The affirmative vote of the holders of a majority of the Company's outstanding Common Stock is required to elect the nominees and approve the Amendment of the Directors' Plan.

          Enclosed with this Notice is the Proxy Statement and Proxy solicited by management on behalf of the Company, and a copy of the Company's 1997 Annual Report.

                         BY ORDER OF THE BOARD OF DIRECTORS

                         /s/  Ernest H. McKee
                         __________________________________________
                         Ernest H. McKee

ATTEST:

/s/  Paul R. Carolus
__________________________
Paul R. Carolus, Secretary

[CORPORATE SEAL]

                       WESTWOOD CORPORATION

                         PROXY STATEMENT

          The accompanying Proxy is solicited by the Board of Directors of Westwood Corporation (the "Company"), on behalf of the Company, for use at the Annual Meeting of Stockholders to be held on Thursday, December 4, 1997, and at any adjournments thereof. The Annual Meeting will be held at 10:00 a.m., Central Standard Time, in the executive offices of the Company at 5134 South Yale Avenue, Suite 1100, Tulsa, Oklahoma. If the accompanying Proxy is properly executed and returned, the shares it represents will be voted in favor of the proposals described in this Proxy Statement. Any Stockholder giving a Proxy has the power to revoke it by oral or written notice to the Secretary of the Company at any time before it is voted. The record date for voting and for entitlement to receipt of the Proxy Statement is October 30, 1997.

          The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent to Stockholders is November 3, 1997.


                  Record Date and Voting Rights

          Only Stockholders of record at the close of business on October 30, 1997, will be entitled to notice of and to vote at the Annual Meeting. As of the record date, the Company had outstanding 6,264,933 shares of Common Stock entitled to one vote per share. A majority of the shares entitled to vote, represented in person or by Proxy, shall constitute a quorum. Abstentions and broker non-votes are counted as present for purposes of determining the existence of a quorum.


                  Dissenters' Right of Appraisal

          Pursuant to Nevada corporation law, the actions contemplated to be taken at the Annual Meeting do not create appraisal or dissenters' rights.


                         STOCK OWNERSHIP

          The following table sets forth information regarding the ownership of the Company's Common Stock by (i) each beneficial owner of more than 5% of the outstanding Common Stock, (ii) each Director,
(iii) the Chief Executive Officer and the Chief Financial Officer, and
(iv) the Executive Officers and Directors as a group. The information is given as of March 31, 1997. Unless otherwise indicated, each of the Stockholders has sole voting and investment power with respect to the shares beneficially owned.

Name of Owner or                         Number of Shares           Percent of
Identity of Group                      Options(a)    Total         Outstanding
_________________                      __________  _________       ___________
Ernest H. McKee                         128,205    1,447,582          25.0%
2902 E. 74th Street
Tulsa, Oklahoma  74136

Paul R. Carolus                         128,205      346,019           5.6%
8511 South Canton Avenue
Tulsa, Oklahoma  74137

Robert E. Lorton                             --      316,810           5.0%
1440 South Owasso Avenue
Tulsa, Oklahoma  74120-5609

William J. Preston                           --      598,598           9.6%
1717 Woodstead Court
The Woodlands, Texas  77380

Richard E. Minshall                      128,205     213,719 (b)       3.4%
320 South Boston Avenue, Suite 1300
Tulsa, Oklahoma  74103

Anthony Pantaleoni                       128,205     103,612 (c)       1.7%
666 Fifth Avenue
New York, New York  10103

Kennedy Capital Management, Inc.              --     522,769 (d)       8.3%
Gerald T. Kennedy, President
425 N. New Ballas Road, Suite 181
St. Louis, Missouri  63141

All Executive Officers and Directors      512,820  2,110,932          33.6%
as a Group (4 persons)

________________________

          (a) Includes Company stock options that vest on September 3, 1997, but are not exercisable until March 3, 1998.

          (b) Includes 103,603 shares of Common Stock owned beneficially by Mr. Minshall individually; 4,882 shares owned beneficially by Mr. Minshall's wife; 91,394 shares held beneficially by Capital Advisors, Inc., and 10,840 shares owned by Minshall & Company, Inc. Mr. Minshall is the Chief Executive Officer and controlling shareholder of Capital Advisors, Inc., and Minshall & Company, Inc.

          (c) Includes 51,550 shares of Common Stock owned beneficially by Mr. Pantaleoni, and an aggregate of 52,062 shares held equally in two trusts for the benefit of Mr. Pantaleoni's children (Mr. Pantaleoni disclaims beneficial ownership of these shares).

          (d)  Represents Common Stock held in Discretionary
Investment Advisory Accounts in a fiduciary capacity for investment purposes. Mr. Gerald T. Kennedy serves as President of Kennedy Capital Management, Inc., and is responsible for its investment decisions.


                      EXECUTIVE COMPENSATION

          The following Tables I through III present information concerning the cash compensation and stock options provided to Messrs. McKee and Carolus. The notes to these tables provide more specific information regarding compensation. Ernest H. McKee and Paul R. Carolus are the only Executive Officers of the Company. No other persons are considered to be executive officers or received compensation in excess of $100,000 for the fiscal year ended March 31, 1997.

                                     TABLE I

                            SUMMARY COMPENSATION TABLE
                                                                    Long-Term
                                Annual Compensation(a)             Compensation
                            _______________________________    _____________________
                                                  Other
Name and                                          Annual       Securities  All Other
Principal                                         Compen-      Underlying   Compen-
Position            Year     Salary     Bonus     sation(b)     Options    sation(c)
________________    ____    ________   ________   _________    _________   _________
Ernest H. McKee     1997    $150,000   $150,000      --        55,000 (d)   $4,500
 Chief Executive    1996     150,000    125,000      --        14,641 (e)    4,500
 Officer            1995     150,000    125,000      --        14,641 (e)    4,500

Paul R. Carolus     1997    $ 90,000   $ 90,000      --        55,000 (d)   $4,500
 Chief Financial    1996      90,000     75,000      --        14,641 (e)    4,500
 Officer            1995      90,000     75,000      --        14,641 (e)    2,700

________________________

          (a) Amounts shown include cash compensation earned by Executive Officers.

          (b) The value of other benefits to any Officer during fiscal year 1997 did not exceed the lesser of $50,000 or 10% of the Officer's total annual salary and bonus or fall within any other category requiring inclusion.

          (c) Amounts contributed to the Company's 401(k) Plan on behalf of the named Executive Officer.

          (d) Represents the issuance of a one-time grant of an option on September 3, 1996, as automatically adjusted by the stock dividend occurring on December 22, 1996, which option shall vest at twenty percent (20%) per year on the anniversary date of such grant.

          (e) Represents the issuance of options on March 20, 1995, and March 20, 1996, as adjusted by 10% stock dividends occurring on December 22, 1995, and December 22, 1996.


                                     TABLE II

                        OPTION GRANTS IN LAST FISCAL YEAR
                                                           Gains based on Assumed Rates
                                                           of Stock Price Appreciation
                                                                for Option Term(a)
                                                           ____________________________
                    Number of   Percent of
                    Securities  Total Options  Exercise/
                    Underlying  Granted to     Base Price        Assumed  Assumed
                    Options     Employees in   per share   Exp.  Rate     Rate
Name                Granted(b)  Fiscal Year    09/03/96    Date  5% (d)   10% (d)
__________________  __________  _____________  __________  ____  _______  _______
Ernest H. McKee       55,000         25%         $2.125     (c)   $-0-     $-0-
Paul R. Carolus       55,000         25%         $2.125     (c)   $-0-     $-0-

All Stockholders:
  6,264,933 shares
  outstanding at
  March 31, 1997         N/A         N/A            N/A     N/A    N/A      N/A

________________________

          (a) The potential gain is calculated from the closing price of Common Stock on September 3, 1996, the date of the one-time grant to Executive Officers. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

          (b) On September 3, 1996, each of the Executive Officers received a one-time grant of an option to acquire 55,000 shares (as automatically adjusted for the stock dividend occurring on December 22,
1996) of the Company's Common Stock at an exercise price of $2.125 per share, which was the NASDAQ closing share price on the date of the grant ($1.93 per share, as automatically adjusted for the stock dividend occurring on December 22, 1996). Each Executive Officer will automatically vest in the option at the rate of 20% per year, on the anniversary date of the option grant.

          (c) The one-time grant of an option vests at 20% per year on the anniversary date of the grant; accordingly, each grant shall vest 20% on each of September 3, 1997, 1998, 1999, 2000 and 2001. The grants are not exercisable prior to six (6) months from the vesting date of any 20% increment thereof, and expire ten (10) years from such vesting date.

          (d) As set forth in Note (c) above, none of the options have vested as of March 31, 1997.


                                5

                                    TABLE III

                           AGGREGATED OPTION EXERCISES
                             IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES
                                                 Number of       Value of Unexercised
                                            Unexercised Options  In-the-Money Options
                                             at March 31, 1997    at March 31, 1997
                                            ___________________  ____________________

                                             Exer-     Unexer-    Exer-      Unexer-
                   Acquired on     Value     cisable   cisable    cisable    cisable
Name                 Exercise    Realized      (a)       (b)        (a)        (b)
_______________    ___________   ________   _________ _________  _________  _________
Ernest H. McKee        $0           $0       73,205    55,000       $0         $0
Paul R. Carolus        $0           $0       73,205    55,000       $0         $0

________________________

          (a) Represents grants of options to acquire 14,641 shares on March 20, 1992, March 30, 1993, March 20, 1994, March 20, 1995, and
March 20, 1996, to Messrs. McKee and Carolus pursuant to the 1992 Directors' Stock Option Plan, as amended on October 28, 1993, and September 3, 1996 (the "Directors' Plan"). The shares issued under these options have been automatically adjusted as a result of 10% stock dividends occurring on December 22, 1993, December 22, 1994,
December 22, 1995, and December 20, 1996. The exercise prices of the 1992, 1993, 1994, 1995 and 1996 option grants were $3.00, $3.125, $3.50,
$2.25 and $1.75 per share, respectively, which were the NASDAQ closing prices on the date of the grants ($2.05, $2.13, $2.63, $1.86 and $1.59 per share, respectively, after automatic adjustment for the 10% stock dividends occurring on December 22, 1993, 1994, 1995 and 1996). The options became exercisable six (6) months after the date of the grants, and will expire ten (10) years from the date of grant.

          (b) On September 3, 1996, an additional one-time grant of an option to acquire 55,000 shares (as adjusted for the 10% stock dividend occurring on December 22, 1996) was made to each of Messrs. McKee and Carolus pursuant to the Directors' Plan. The exercise price of these option grants was $2.125 per share, which was the NASDAQ closing price on September 3, 1996. These options will vest at the rate of 20% (11,000 shares) per year on each of September 3, 1997, 1998, 1999, 2000 and 2001.

                     Stock Performance Graph

          The following graph compares the Company's five-year cumulative total return to the NASDAQ U.S. Stock Index and the S&P Electronic Defense Index over a period beginning on March 31, 1992, and ending on March 31, 1997. The total stockholder return assumes $100 invested on March 31, 1992, in the Company and each of the Indexes shown. It also assumes reinvestment of all dividends.

          The Company is in a unique industry which has few competitors manufacturing electrical switching panel boards, switchboards, and electronic components used primarily on naval combat vessels. The Company's two primary competitors are not publicly traded on any U.S. Stock Market and therefore, no financial data is offered for comparative purposes.

          With the acquisition of E. Systems, Inc., in mid-1995 and Loral Corp. in January of 1996, the S&P Electronic Defense Index is now composed solely of one company, EG&G, Inc. The public acquisitions of
E. Systems, Inc. and Loral Corp., at substantial premiums over the then trading prices of these companies, has, in the Company's opinion, resulted in a substantial inflation of the performance of the S&P Electronic Defense Index for the period March 31, 1995 through March 31, 1996. Moreover, since the Defense Index contains only one company, it is not actually representative of an industry group or segment. The Company has explored other possible indexes for purposes of future reporting, but does not believe that any existing industry segment index provides meaningful comparisons as of this date.

          Price performance of the Company's Common Stock may be affected by many factors other than earnings, including the small capitalization of the Company, limited availability of public float, and the relatively small number of market makers in the Company stock. Past financial performance should not be considered to be a reliable indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods.

                             TABLE IV

         COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
       AMONG WESTWOOD CORPORATION, NASDAQ U.S. STOCK INDEX
                AND S&P ELECTRONIC DEFENSE INDEX**



             Tabular Description of Performance Graph

Measurement Period       Westwood          NASDAQ        S&P Electronic
(Fiscal Year Covered)   Corporation   U.S. Stock Index   Defense Index
_____________________   ___________   ________________   ______________

March 31, 1992             $100             $100             $100
FYE 03/31/93                101              112              111
FYE 03/31/94                111              127              136
FYE 03/31/95                 79              129              132
FYE 03/31/96                 81              170              250
FYE 03/31/97                 72              194              316


Assumes $100 invested on March 31, 1992, in Westwood Common Stock, NASDAQ U.S. Stock Index and S&P Electronic Defense Index.

*    Total Returns assumes reinvestment of dividends.
**   Fiscal Year ended March 31, 1997


                   Executive Officer Agreements

          Messrs. McKee and Carolus have employment contracts with NMP Corp. through March 2000. These contracts, as amended in March 1997, provide for a base salary of $150,000 for Mr. McKee and $90,000 for Mr. Carolus. Bonus provisions are subject to the discretion of the Board of Directors of NMP Corp. Both contracts provide for other benefits to these individuals, including Company owned automobiles, club memberships, and reimbursement of business expenses. Although both contracts can be terminated by the Board of Directors of NMP Corp., at its discretion, each contract provides for continued salary payments through March of 2000.

          On February 1, 1991, after approval by the Board of Directors, NMP Corp. loaned Ernest McKee the sum of $315,000 pursuant to a secured promissory note and related pledge agreement. At the time the loan was made, the 333,334 shares of common stock owned by Mr. McKee, and pledged as collateral for the repayment of this loan, had a value approximately three times greater than the loan amount made available to him. Mr. McKee has made annual interest and principal payments on this indebtedness as agreed. The remaining principal balance, due March 31,

1998, is $50,000. Interest accrues on the principal balance at a rate equal to the Company's borrowing rate, currently New York Prime plus 1/4%. As of March 31, 1997, the 333,334 shares pledged by Mr. McKee had a value in excess of eleven times the principal amount of his indebtedness. The Board believes that the loan was made on a fair basis to Mr. McKee and the Company.

                Compensation Committee Interlocks
                    and Insider Participation

          Ernest H. McKee as President, and Paul R. Carolus as Chief Financial Officer, are the Company's only Executive Officers and both also serve on the Company's five-person Board of Directors. The Company's Board of Directors and Executive Officers remained the same from March of 1988 through June 10, 1997, when Mr. John H. Williams, Sr., was appointed to the Board of Directors. Because of the small size of the Board, Messrs. McKee and Carolus participate in its deliberations regarding Executive Officer compensation. Because the salaries of Messrs. McKee and Carolus are set by written employment agreements which have been renewed annually upon the same terms, the determination of additional compensation is generally limited to the amount of bonus to be awarded to Messrs. McKee and Carolus on a yearly basis. Decisions of the Board relating to annual renewal of contracts, as well as yearly bonus compensation, are finalized by a vote of Directors. Mr. McKee abstains from voting on the annual extension of his employment contract and the amount of bonus compensation to be awarded to him. Likewise, with respect to the annual extension of his employment contract, as well as bonus compensation to be awarded, Mr. Carolus abstains from the actual vote awarding these items of compensation to him.

                       Compensation Report

          The Board of Directors is responsible for setting the policies that govern the Company's compensation programs, administering the Company's stock option plans, and establishing the cash compensation of Executive Officers. Due to its small size, the Board has determined that a Compensation Committee is not needed and all matters of compensation for Executive Officers is determined by the Board as a whole. Generally, compensation matters are considered by the Board in March of each year when sufficient financial information is available for the Board to review projected year-end results. As discussed below, the two primary compensation issues determined by the Board are:
(i) the annual renewal of the existing employment agreements with Messrs. McKee and Carolus, and (ii) the award of bonus compensation.

          While the Board reviews the financial performance of the Company on an annual basis in connection with its compensation review, such policies of the Board are informal and are, to a large part, subjective. Based on the particular nature of the Company's primary business, the manufacture of electrical switchboards for the United States Navy, the Company is, in reality, a niche manufacturer with very few competitors or comparable companies located in the industry. The Company has only two primary competitors, neither of which have publicly available financial information regarding assets, earnings, or compensation arrangements for their Executive Officers. Moreover, the Company's peer group, for purposes of the Stock Performance Chart at Table IV, offers little assistance in the comparison of executive compensation. When the Company selected the S&P Electronic Defense Index, five corporations made up the Index, of which only one remains, EG&G, Inc. EG&G, Inc. is a much larger corporation in regard to asset size, sales, employee size, and other quantifiable factors.

          The Board's determination of executive compensation is centered on six factors, including:

          1.   Earnings per share;

          2.   Enhancement of net worth;

          3.   Backlog/development of defense contracts;

          4.   Reputation for quality;

          5. Expansion of product base and services, including development of new generation electronic devices, within the defense industry; and,

          6. Diversification into commercial, non-defense related, products.

          The Board has no quantifiable compensation formulas or policies based on the six factors set forth above. For example, the annual salaries of Messrs. McKee and Carolus were increased only once during fiscal year 1988 through fiscal year 1994 even though the Company's net worth and earnings per share continued to grow annually during that period. The salaries of Messrs. McKee and Carolus have remained the same for the last four fiscal years of the Company. The bonus compensation of Messrs. McKee and Carolus for fiscal years ending 1995 and 1996 was reduced from prior levels in recognition of slightly decreased net earnings during those time periods. The decreases in bonus compensation were in recognition of the tightening economic conditions in the defense industry. The amount of the reduction in bonus compensation was not based on a formula, nor was it based on an equivalent percentage determined by the smaller earnings of fiscal year 1996 as compared to fiscal year 1995. For the fiscal year ended
March 31, 1997, Messrs. McKee and Carolus were awarded bonus compensation of $150,000 and $90,000 respectively, which was the same bonus amounts awarded for fiscal years 1988 through 1994, which represents a 20% increase over the two prior fiscal years. Reasons for the increases in bonus compensation included improvements in net earnings, the continued growth of the asset base of the Company and recognition of the substantial efforts Messrs. McKee and Carolus in dealing with the business and economic effects of the loss of the Destroyer program and continued efforts in diversification into commercial and related defense segments.

          The employment contracts for Messrs. McKee and Carolus were negotiated in March of 1988, upon the acquisition of NMP Corp. The initial salary structures were determined in accordance with general salary levels in the Tulsa area at such time, and were based primarily upon the individual expertise, management and technological skills, experience and industry relationships of each of Messrs. McKee and Carolus.

          The Board believes that a significant method of providing additional incentive compensation to its Officers is through the annual bonus. As stated above, the salaries of Messrs. McKee and Carolus have been increased only once, and these salaries have remained the same since 1991. Messrs. McKee and Carolus, as Directors of the Company, also participate in options granted pursuant to the Directors' Plan, along with each of the other two Directors. However, as set forth in Tables II and III hereof, participation in the Directors' Plan cannot be said to provide an adequate incentive or award for the services of the Company's Officers.

          The Directors' Plan, which was adopted by the Stockholders of the Company in 1992, provided for the issuance of options to acquire 14,641 shares of the Company's common stock to Directors of the Company annually for a five-year period at an exercise price which is equal to the reported closing price of NASDAQ on the date of grant. In 1996, the Directors' Plan was amended to provide for the one-time grant of an option to acquire 55,000 shares (as adjusted for the 10% stock dividend occurring on December 20, 1996) of the Company's Common Stock at an exercise price which is equal to the reported closing price of NASDAQ on September 3, 1996. The option vests 20% of the 55,000 shares on each of September 3, 1997, 1998, 1999, 2000 and 2001. The Directors' Plan is automatic in that the amount of the grants and the computation of the exercise price are fixed by the Plan previously adopted by the Stockholders and no action by the Board of Directors is required to perfect the award. It was originally designed as an incentive to maintain appropriate members on the Board and to induce others to become members of the Board should that be in the best interest of the Company's Stockholders.

Compensation Report Submitted by the Board of Directors as at March 31,
1997:

                    Ernest H. McKee, Director
                    Paul R. Carolus, Director
                  Richard E. Minshall, Director
                   Anthony Pantaleoni, Director


                     Director's Compensation

          Directors' fees are payable to each Director for attendance at all regular and special board meetings for the Company and NMP Corp. Messrs. McKee and Carolus, although Directors of each company, are not paid Directors' fees. Richard E. Minshall and Anthony Pantaleoni, the Company's outside Directors, have each been paid the sum of $6,000 for attendance at board meetings during the fiscal year ended March 31, 1997. Compensation of $1,500 per meeting to the outside Directors was originally determined as part of the Company's acquisition of NMP Corp. in March of 1988, and has continued thereafter to provide some compensation for the efforts and time expended by Messrs. Minshall and Pantaleoni. While there are only four to six scheduled meetings of the Board of Directors in Tulsa, Oklahoma, on a yearly basis, there generally is a substantial number of communications by and between the Directors throughout the course of the year which are not in any way compensated.

          Minshall & Company, Inc., provides services to the Company and its wholly-owned subsidiary, NMP Corp., in regard to public news releases and public relations matters. A fee of $1,500 per month is paid to Minshall & Company, Inc., for these services. For the fiscal year ended March 31, 1997, the total sum of $18,000 was paid to Minshall & Company, Inc., in connection with these services.

          Capital Advisors, Inc., serves as a plan fiduciary with non-discretionary authority over the Company's 401(k) plan accounts. In such capacity, Capital Advisors, Inc., received fees totaling $5,791.32 for the fiscal year ending March 31, 1997.

          Michael A. McKee, the son of Ernest H. McKee, has served as the Company's Program Manager for RoxSystem products and applications, and was named President of Rox Corp. upon its formation in February of 1997. For the Company's fiscal year ending March 31, 1997, Michael A. McKee received salary of $71,600 and bonus compensation of $25,000. Three other family members of Ernest H. McKee, including a son, daughter, and son-in-law, are also employed at NMP at salaries commensurate with their duties and at comparable rates with other employees of the Company.


                   Directors' Stock Option Plan

          On March 20, 1992, the Board of Directors of the Company adopted the Directors' Stock Option Plan (the "Directors' Plan") which was approved by Stockholders of the Company at the Annual Meeting held September 24, 1992. The Directors' Plan originally provided for the issuance of up to 100,000 shares of Common Stock. An additional 100,000 shares were authorized for issuance under the Directors' Plan by the Stockholders on October 28, 1993. On March 20, 1996, grants of options to acquire 14,641 shares of the Company's Common Stock were issued to each of the Directors of the Company pursuant to the terms of the Directors' Plan, which represented the final options reserved under the October 28, 1993, authorization.

          In 1996, the Directors' Plan was amended (the "1996 Amendment"), as approved by the Stockholders of the Company at the Annual Meeting on November 7, 1996, to provide for the one-time grant of an option to acquire 50,000 shares of the Company's Common Stock at $2.125 per share. The 1996 Amendment imposed a vesting schedule which vests 20% of the 50,000 shares on each of September 3, 1997, 1998, 1999, 2000 and 2001. Additionally, the 1996 Amendment increased the term of the options granted pursuant to the Directors' Plan to ten (10) years from the grant date of each option and, with respect to the one-time grant of an option to purchase 50,000 shares, ten years from the vesting date of any 20% increment thereof. Finally, the 1996 Amendment increased the number of shares available under the Directors' Plan by an additional 200,000 shares from 266,200 to 466,200.

          The Directors' Plan was automatically adjusted as a result of the 10% stock dividends occurring on December 22, 1993, December 22, 1994, December 22, 1995, and December 22, 1996. A total of 512,820 shares are now reserved for issuance under its terms.

          Prior to the 1996 Amendment, each Director received an initial grant of an option to purchase 14,641 shares of Common Stock, and was granted additional options to purchase 14,641 shares of Common Stock on March 30, 1993, March 20, 1994, March 20, 1995, and March 20, 1996. On September 3, 1996, All members of the Board of Directors received the grant of an option to acquire 50,000 shares of the Company's common stock at an exercise price of $2.125 per share, which was the NASDAQ market closing share price as of such date. Each Director will automatically vest in the option at the rate of 20% per year, on the anniversary date of the option grant, based upon specific criteria set forth in the Directors' Plan. The annual vesting in 20% of the one-time grant is an automatic provision of the Plan previously approved and does not require the vote of the Directors. Moreover, the exercise price is also an automatic provision previously approved by the Stockholders which sets the price equal to the closing share price as determined on NASDAQ on the date of grant.

          All options granted are exercisable six months after the grant date, and shall expire ten years after the grant date, except in the case of a Director's death or permanent disability, upon which event the options immediately vest and are exercisable for a period of one year thereafter and then would terminate. If a Director's membership on the Board of Directors terminates for any reason, any option held on such date may be exercised any time within one year after the date of termination, unless the option terminates sooner by its terms.

          The Directors' Plan was originally adopted to provide additional incentive to Directors of the Company, the benefits of which would be tied directly to stock performance of the Company. Moreover, it is hoped that the Plan could partially compensate the two outside Directors, Messrs. Minshall and Pantaleoni, both of whom are professionals, for the considerable amount of consulting and communication time spent by them outside of any Board meeting. While compensated at the rate of $1,500 per Board meeting, this compensation only applies when they are actually in attendance at a Board meeting in Tulsa, Oklahoma. They are not otherwise compensated for their additional efforts during the year. Additionally, Ernest H. McKee and Paul R. Carolus, do not participate in the Company's Incentive and Non-Qualified Stock Option Plan. The only options received by
Messrs. McKee and Carolus are as part of the Directors' Plan.

          When the Directors' Plan was instituted in 1992, an average trading price for Common Stock of the Company was approximately $3.00 per share and it was hoped that the price per share of the Common Stock would grow by approximately 10% per year, which would result in a potential gain to each Director of approximately $3,000 on an annual basis. However, as of the date hereof, none of the options issued to Directors over the last five years have resulted in any gain and none have been exercised.

          As of this date, all option grants provided by the Directors' Plan have been awarded. No other grants of options can be awarded to the Directors without an amendment to the Directors' Plan as approved by the Company's Stockholders.

          An amendment of the Directors' Plan, to provide for the issuance of the one-time grant of an option to acquire 50,000 shares of the Company's common stock to new Directors, as unanimously approved by the Board of Directors on June 10, 1997, is discussed beginning at page 18 hereof.


                      ELECTION OF DIRECTORS

          As of March 31, 1997, the Board of Directors consisted of Ernest H. McKee, Paul R. Carolus, Richard E. Minshall and Anthony
Pantaleoni, who have all served since March of 1988.

          On June 10, 1997, John H. Williams, of Tulsa, Oklahoma, was appointed to the Company's Board of Directors, bringing the number of Directors for the Company to five. As an outside Director, Mr. Williams will receive a Director's fee of $1,500 for attendance at each regular and special Board meeting of the Company, and will participate in the Directors' Plan. Accordingly, subject to Stockholder approval,
Mr. Williams received a one-time grant of an option to acquire 50,000 shares of the Company's Common Stock at the NASDAQ closing price on June 10, 1997 ($2.125 share), pursuant to the Directors' Plan. Under the terms of the Directors' Plan and grant, the option granted to Mr. Williams will vest in 20% (10,00 shares) of the optioned shares of the one-time grant on June 10, 1998, and on the four successive anniversary dates of the grant.

          Each of Messrs. McKee, Carolus, Minshall, Pantaleoni and Williams are nominated for re-election as Directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified.

          If, at the time of the Annual Meeting of Stockholders, any of the nominees should be unable or decline to serve, the discretionary authority provided in the Proxy may be used to vote for a substitute or substitutes designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

                             Nominees

          The nominees for directorships, and certain additional information with respect to each of them, are as follows:

          Ernest H. McKee, age 59, has served as President, Chief
Executive Officer, and Chairman of the Board of Directors of both
Westwood Corporation and NMP Corp. since 1988.

          Paul R. Carolus, age 64, has served as Secretary-Treasurer, Chief Financial Officer, and a Director of both Westwood Corporation and NMP Corp. since 1988. Mr. Carolus is a Certified Public Accountant, and a member of the American Institute of Certified Public Accountants.

          Richard E. Minshall, age 59, has served as a Director of both Westwood Corporation and NMP Corp. since 1988. Mr. Minshall is President and Chairman of the Board of Directors of Capital Advisors, Inc. of Tulsa, Oklahoma. Mr. Minshall also serves on the Board of Directors of AAON, Inc., American Gilsonite, and First National Bank & Trust Company of Broken Arrow. Mr. Minshall is a member of the Oklahoma Society of Financial Analysts and the Oklahoma Bar Association.

          Anthony Pantaleoni, age 58, has served as a Director of both Westwood Corporation and NMP Corp. since 1988. Mr. Pantaleoni is a member of the law firm of Fulbright & Jaworski L.L.P., New York, New York. Mr. Pantaleoni is a Director of Universal Health Services, Inc., AAON, Inc., and Faircom, Inc.

          John H. Williams, Sr., age 79, was elected to the Company's Board of Directors on June 10, 1997. Mr. Williams is an honorary Director of The Williams Companies, Inc. (NYSE: WMB), of Tulsa, Oklahoma, having resigned as Chairman of the Board and Chief Executive Officer in late 1978. Mr. Williams joined the Williams Brothers Company in 1946, and was elected President and Chief Executive Officer in 1950. In 1971, the name of the company was changed to The Williams Companies, Inc. Mr. Williams received his civil engineering degree from Yale University in 1940. Mr. Williams presently serves on the Board of Directors of Apco Argentina Inc., Unit Corporation (NYSE: UNT) and Willbros Group, Inc. (NYSE: WG).

     The Board of Directors presently has no standing committees.
During the fiscal year ended March 31, 1997, the Board had four meetings. Messrs. McKee, Carolus, Minshall and Pantaleoni attended all meetings.

                          Vote Required

          The affirmative vote of a majority of the shares represented by Stockholders who are present in person or by Proxy at the meeting is required for election of the nominees. Abstentions and broker non-votes will have no effect on the vote. Proxies solicited hereby will be voted "FOR" all five nominees unless Stockholders specify otherwise in their proxies.

                Incentive and Non-Qualified Stock
               Option Plan of Westwood Corporation

          On March 20, 1992, the Board of Directors of the Company adopted the Incentive and Non-Qualified Stock Option Plan (the "Incentive Stock Option Plan"), which was approved by the Stockholders of the Company at the Annual Meeting held September 24, 1992. The Incentive Stock Option Plan is intended to assist the Company in securing and retaining key employees by allowing them to participate in the ownership and growth of the Company through the grant of incentive and non-qualified options to full-time employees of the Company and its subsidiaries. Incentive stock options granted under the Incentive Stock Option Plan are intended to be "Incentive Stock Options" as defined by
Section 422 of the Internal Revenue Code.

          The Incentive Stock Option Plan originally provided that 300,000 shares of Common Stock were reserved for issuance upon exercise of options to be granted under the Incentive Stock Option Plan. The Incentive Stock Option Plan was automatically adjusted as a result of the 10% stock dividends occurring on December 22, 1993, December 22, 1994, December 22, 1995, and December 22, 1996. A total of 439,230 shares are now reserved for issuance under its terms. The Incentive Stock Option Plan is administered by the Board of Directors, which determines who shall receive options, the number of shares of Common Stock that may be purchased under options, the time and manner of exercise of options and option prices. The term of options granted under the Incentive Stock Option Plan may not exceed ten years (five years in the case of an incentive stock option granted to an optionee owning more than 10% of the voting stock of the Company (a "10% Holder")). The price for incentive stock options shall not be less than 100% of the "fair market value" of the shares of Common Stock at the time the option is granted; provided, however, that with respect to an incentive stock option, in the case of a 10% Holder, the purchase price per share shall be at least 110% of such fair market value. The price for non-qualified options shall not be less than 75% of the "fair market value" of the shares of Common Stock at the time the option is granted. The aggregate fair market value of the shares of Common Stock as to which an optionee may exercise incentive stock options may not exceed $100,000 in any calendar year. Payment for shares of Common Stock purchased upon exercise of options is to be made in cash, check or other instrument, but in the discretion of the Board of Directors, may be made by delivery of other shares of Common Stock of the Company.

          Under certain circumstances involving a change in the number of outstanding shares of Common Stock without the receipt by the Company of any consideration therefor, such as a stock split, stock consolidation or payment of a stock dividend, the class and aggregate number of shares of Common Stock in respect of which options may be granted under the Incentive Stock Option Plan, the class and number of shares subject to each outstanding option and the option price per share will be proportionately adjusted. In addition, if the Company is involved in a merger or consolidation, the options granted under the Incentive Stock Option Plan will be adjusted proportionately.

          An option may not be transferred other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order and, during the lifetime of the option holder, may be exercised only by such holder.

          The Incentive Stock Option Plan will terminate on
September 24, 2002, and may be terminated at any time prior to that date by the Board of Directors.

          On November 17, 1994, the Board of Directors approved the total issuance of options entitling key employees to obtain, in the aggregate, 133,100 shares of the Company's Common Stock (as adjusted by the 10% stock dividends occurring on each of December 22, 1994, December 22, 1995, and December 22, 1996), with said amount being issued to nine (9) employees as determined by the Board of Directors. For purposes of determining distributions and provisions of the stock option issuances to employees, Messrs. McKee and Carolus noted that they did not plan to participate in any way in the Incentive Stock Option Plan and therefore all Directors served to determine those individuals entitled to stock options. The issuance of the options to employees on November 17, 1994, contained an exercise price of $2.25 per share, which was the NASDAQ closing share price as of that date ($1.69 per share after automatic adjustment for the 10% stock dividends occurring on December 22, 1994, December 22, 1995, and December 22, 1996). Options granted to employees on November 17, 1994, are exercisable for a period of five (5) years except that no option may be exercised during the first six months following the date of the grant. In the event of any of the employees' termination, for any reason, the options held on the date of termination may be exercised in whole or in part at any time within one (1) year after the date of termination. Eight (8) employees received options to acquire 13,310 shares with the Director of Engineering receiving options for 26,610 shares. Two of the employees receiving options, Michael A. and Matthew E. McKee, are sons of Ernest H. McKee. The options issued were adjusted as a result of the 10% stock dividends occurring on December 22, 1994, December 22, 1995, and December 22, 1996, as set forth in the Incentive Stock Option Plan. There have been no additional issuances of options under the Incentive Stock Option Plan since November 17, 1994.


             APPROVAL OF AMENDMENT TO DIRECTORS' PLAN
               AND AUTHORIZATION TO INCREASE SHARES
                AVAILABLE FOR ISSUANCE THEREUNDER

          The Directors' Plan was approved by the Stockholders of the Company on September 24, 1992. The Directors' Plan originally provided for the issuance of up to 100,000 shares of Common Stock. An additional 100,000 shares were authorized for issuance under the Directors' Plan by the Stockholders on October 28, 1993. On March 20, 1996, grants of options to acquire 14,641 shares of the Company's Common Stock were issued to each of the Directors of the Company pursuant to the terms of the Directors' Plan, which represented the final options reserved under the October 28, 1993, authorization. On September 3, 1996, the Directors' Plan was amended (the "1996 Amendment"), as approved by the

Stockholders of the Company on November 7, 1996, to provide for the one-time grant of an option to acquire 50,000 shares of the Company's Common Stock at $2.125 per share. The 1996 Amendment imposed a vesting schedule which vests 20% of the 50,000 shares on each of September 3, 1997, 1998, 1999, 2000 and 2001. Additionally, the 1996 Amendment
(i) increased the term of the options granted pursuant to the Directors' Plan to ten (10) years from the grant date of each option and, with respect to the one-time grant of an option to purchase 50,000 shares, ten years from the vesting date of any 20% increment thereof; and
(ii) increased the number of shares available under the Directors' Plan by an additional 200,000 shares from 266,200 to 466,200. The Directors' Plan presently provides for the reservation of 512,820 shares of the Company's Common Stock for issuance thereunder.

          By Resolution dated June 10, 1997, attached hereto as
Appendix "A", the Board of Directors unanimously approved amendments (the "1997 Amendment") to the Directors' Plan which would:

          1. Upon acceptance of a position as Director of the Company, provide each new Director the one-time grant of an option to acquire fifty thousand (50,000) shares of the Company's Common Stock at an exercise price equal to the closing NASDAQ market price on the date of such new Director's appointment; and

          2. Increase the number of shares available under the Directors' Plan from 512,820 to 562,820 to satisfy the one-time grant of an option to purchase 50,000 shares to Mr. John H. Williams, Sr.

                  Reasons for Proposed Amendment
                     of the Directors' Plan

          The Directors' Plan is intended to serve as an incentive to Directors of the Company, in the form of additional compensation (tied directly to stock performance) to such Directors for their efforts on behalf of the Company. However, the Directors' Plan makes no provision for initial grants to new Directors. The 1997 Amendment to the Directors' Plan provides, upon acceptance of a position as Director of the Company, such new Director will receive the one-time issuance of an option to acquire 50,000 shares of the Company's Common Stock at the NASDAQ market price on the date of such new Director's appointment. The 1997 Amendment imposes a vesting schedule which vests 20% of the 50,000 shares on an annual basis over a period of five years, commencing on the anniversary date following the date of the one-time grant to any new Director. The 1997 Amendment also increases the number of shares available under the Directors' Plan by an additional 50,000 shares, from 512,820 to 562,820, in order to satisfy the one-time grant of an option to purchase 50,000 shares to John H. Williams, Sr., on June 10, 1997.

                   Text of Proposed Amendments

          1. The phrase "(As Amended September 3, 1996)" below the title on page 1 shall be deleted and replaced with the phrase "(As Amended June 10, 1997)".

          2. The number "466,200" in the first sentence of the paragraph at Article IV, on page 3, shall be deleted and replaced with the number "562,820."

          3. The footnote at the bottom of page 3 (which is referenced by the "*" in the first sentence of the paragraph at
Article IV) which reads:

     "*As adjusted for 10% stock dividends to Shareholders occurring on December 22, 1993, 1994 and 1995, and the additional 200,000 shares subject to Option Agreements dated
     September 3, 1996, subject to Shareholders' approval."

shall be amended to read:

     "*As adjusted for 10% stock dividends to Shareholders occurring on December 22, 1993, 1994, 1995 and 1996; the additional 200,000 shares subject to Option Agreements dated
     September 3, 1996; and a 50,000-share Option granted, subject to Shareholder approval, to a new Director appointed on June 10, 1997."

          4. The number "13,310" in the sentence at Paragraph 5.1 under Article V, on page 3, shall be deleted and replaced with the number "14,641."

          5. The footnote at the bottom of page 3 (which is referenced by the "**" in the sentence at Paragraph 5.1 under Article V) which reads:

     "**As adjusted for 10% stock dividends to Shareholders occurring on December 22, 1993, 1994 and 1995."

shall be amended to read:

     "**As adjusted for 10% stock dividends to Shareholders occurring on December 22, 1993, 1994, 1995 and 1996."

          6. The number "13,310" in the first sentence of Paragraph 5.2 under Article V, on page 3, shall be deleted and replaced with the number "14,641."

          7. The number "50,000" in the second and third sentences of Paragraph 5.2 under Article V, on page 3, shall be deleted and replaced with the number "55,000."

          8.   A footnote shall be added to the bottom of page 3
(which shall be referenced by the "***" in Paragraph 5.2 under Article V) which reads:

     "***As adjusted for the 10% stock dividend to Shareholders occurring on December 22, 1996."

          9. The number "10,000" in the fourth sentence of Paragraph 5.2 under Article V, on page 3, shall be deleted and replaced with the number "11,000."

          10.  A footnote shall be added to the bottom of page 3
(which shall be referenced by the "****" in Paragraph 5.2 under Article V) which reads:

     "****As adjusted for the 10% stock dividend to Shareholders occurring on December 22, 1996."

          11. A new paragraph, numbered 5.4 under Article V, shall be added which reads as follows:

     "5.7 Initial Grants to New Directors. Upon acceptance of a position as Director of the Company, a new Director shall receive a one-time grant of an Option to acquire 50,000 shares of the Company's common stock at an exercise price per share which is equal to the closing NASDAQ market price on the date of such new Director's appointment. The Option for 50,000 shares granted to a new Director will vest at the rate of 20% per year (10,000 shares) on each successive anniversary date following the date of the one-time grant."

                Proposed Stockholders' Resolution

          RESOLVED: That the Stockholders of Westwood Corporation hereby approve, ratify and affirm the amendments to the Directors' Stock Option Plan (the "Directors' Plan"), as approved by the Board of Directors on June 10, 1997, which amendments are incorporated into the Directors' Plan, as amended on June 10, 1997, attached hereto (the "Amendment"); and

          FURTHER RESOLVED:  That the Stockholders of Westwood
Corporation approve, ratify and affirm the actions of the Board of Directors on June 10, 1997, with respect to the Amendment of the Directors' Plan, and hereby authorize the Board of Directors and the Company's officers to carry out in full any and all actions required to effectuate the Amendment to the Directors' Plan.

                          Vote Required

          Under Nevada law, the affirmative vote of the holders of a majority of the shares of stock of the Company entitled to notice of, and to vote at, the Annual Meeting is required to approve the proposed Amendment to the Directors' Plan. Abstentions and broker non-votes will have the effect of a vote against the proposal. The Board of Directors recommends a vote "FOR" approval of this proposal.


                    PROPOSALS OF STOCKHOLDERS

          Any proposal of a Stockholder intended to be presented at the next annual meeting must be received at the Company's principal executive offices no later than March 31, 1998, if the proposal is to be considered for inclusion in the Company's Proxy Statement relating to such meeting.


                       INDEPENDENT AUDITORS

          The accounting firm of Ernst & Young has served as the Company's independent auditors since 1988 and it is anticipated that the Board of Directors will reappoint Ernst & Young to provide the Company's audit for its fiscal year 1998 audited financial statements.

          The Bylaws of the Company do not require Stockholder ratification of the appointment of the Company's independent auditors and, accordingly, no vote of the Stockholders is required or requested at the Annual Meeting of Stockholders.

          Representatives of Ernst & Young will be present at the Annual Meeting, and are anticipated to be available to respond to appropriate questions.


                      FINANCIAL INFORMATION

          A copy of the Company's Annual Report, including all financial statements and schedules, is being provided to Stockholders along with this Proxy Statement. Additional copies may be obtained, without charge, by written request to Paul R. Carolus, Chief Financial Officer, Westwood Corporation, 5134 South Yale Avenue, Suite 1100, Tulsa, Oklahoma 73135.


                          OTHER MATTERS

          The cost of solicitation of these proxies will be borne by the Company. Other than the mailing of the Proxy Statement and Proxy Cards, no other solicitation efforts will be undertaken.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/  Ernest H. McKee

                              Ernest H. McKee, President

November 3, 1997
Tulsa, Oklahoma

                           APPENDIX "A"

               RESOLUTIONS OF BOARD OF DIRECTORS OF
                WESTWOOD CORPORATION BY MEMORANDUM
                       DATED JUNE 10, 1997

                RESOLUTIONS OF BOARD OF DIRECTORS
                     OF WESTWOOD CORPORATION
                          BY MEMORANDUM

                          June 10, 1997


          The undersigned, constituting all of the Directors of Westwood Corporation (hereinafter, the "Company"), a Nevada corporation, in accordance with Section 78:385(c) of the Nevada Revised Statutes, do hereby take the actions below set forth, and do hereby consent as follows:

          WHEREAS, the Board of Directors believe it to be in the best interest of the Company to appoint John H. Williams, Sr., to the Company's Board of Directors, effective as of June 10, 1997; and

          WHEREAS, Mr. Williams shall receive a one-time grant of an option to acquire 50,000 shares of the Company's common stock, at an exercise price equal to the closing NASDAQ market price on June 10, 1997 ($2.125 per share), subject to the vesting provisions and pursuant to all other terms and conditions of the Westwood Corporation 1992 Directors' Stock Option Plan, as amended on September 3, 1996 (the "Directors' Plan"); and

          WHEREAS, the Board of Directors deems it necessary to amend the Directors' Plan to: (i) provide for the one-time grant of an option to acquire 50,000 shares of the Company's common stock to new Directors upon acceptance of a position of Director of the Company; and
(ii) increase the number of shares available under the Directors' Plan from 512,820, as automatically adjusted as a result of the 10% stock dividend occurring on December 22, 1996, to 562,820, to satisfy the one-time grant of an option to purchase 50,000 shares to Mr. Williams upon his appointment to the Company's Board of Directors.

          NOW, THEREFORE, BE IT RESOLVED, that John H. Williams, Sr., be, and he hereby is, appointed to the Company's Board of Directors, to serve until the next annual meeting of shareholders; and

          FURTHER RESOLVED, that the text of the Directors' Plan shall be amended as follows (the "1997 Amendment"):

          1. The phrase "(As Amended September 3, 1996)" below the title on page 1 shall be deleted and replaced with the phrase "(As Amended June 10, 1997)".

          2. The number "466,200" in the first sentence of the paragraph at Article IV, on page 3, shall be deleted and replaced with the number "562,820."

          3. The footnote at the bottom of page 3 (which is referenced by the "*" in the first sentence of the paragraph at
Article IV) which reads:

          "*As adjusted for 10% stock dividends to Shareholders occurring on December 22, 1993, 1994 and 1995, and the additional 200,000 shares subject to Option Agreements dated September 3, 1996, subject to Shareholders' approval."

shall be amended to read:

          "*As adjusted for 10% stock dividends to Shareholders occurring on December 22, 1993, 1994, 1995 and 1996; the additional 200,000 shares subject to Option Agreements dated September 3, 1996; and a 50,000-share Option granted, subject to Shareholder approval, to a new Director appointed on June 10, 1997."

          4. The number "13,310" in the sentence at Paragraph 5.1 under Article V, on page 3, shall be deleted and replaced with the number "14,641."

          5. The footnote at the bottom of page 3 (which is referenced by the "**" in the sentence at Paragraph 5.1 under Article V) which reads:

          "**As adjusted for 10% stock dividends to Shareholders occurring on December 22, 1993, 1994 and 1995."

shall be amended to read:

          "**As adjusted for 10% stock dividends to Shareholders occurring on December 22, 1993, 1994,
          1995 and 1996."

          6. The number "13,310" in the first sentence of Paragraph 5.2 under Article V, on page 3, shall be deleted and replaced with the number "14,641."

          7. The number "50,000" in the second and third sentences of Paragraph 5.2 under Article V, on page 3, shall be deleted and replaced with the number "55,000."

          8.   A footnote shall be added to the bottom of page 3
(which shall be referenced by the "***" in Paragraph 5.2 under Article V) which reads:

          "***As adjusted for the 10% stock dividend to Shareholders occurring on December 22, 1996."

          9. The number "10,000" in the fourth sentence of Paragraph 5.2 under Article V, on page 3, shall be deleted and replaced with the number "11,000."

          10.  A footnote shall be added to the bottom of page 3
(which shall be referenced by the "****" in Paragraph 5.2 under Article V) which reads:

          "****As adjusted for the 10% stock dividend to Shareholders occurring on December 22, 1996."

          11. A new paragraph, numbered 5.4 under Article V, shall be added which reads as follows:

          "5.7 Initial Grants to New Directors. Upon acceptance of a position as Director of the Company, a new Director shall receive a one-time grant of an Option to acquire 50,000 shares of the Company's common stock at an exercise price per share which is equal to the closing NASDAQ market price on the date of such new Director's appointment. The Option for 50,000 shares granted to a new Director will vest at the rate of 20% per year (10,000 shares) on each successive anniversary date following the date of the one-time grant."

and

          FURTHER RESOLVED, that the Board of Directors, subject to Shareholder approval and ratification at the Annual Meeting, hereby adopts and approves the 1997 Amendment to the Directors' Plan, as set forth above; and

          FURTHER RESOLVED, that the Board of Directors hereby approves and grants to John H. Williams, Sr., an Option to purchase 50,000 shares of the Company's common stock at an exercise price of $2.125 per share, which Option shall vest at the rate of 20% per year (10,000 shares) commencing on June 10, 1997, and on each successive anniversary date following until such Option is fully vested; and

          FURTHER RESOLVED, that the Board of Directors recommends adoption of the 1997 Amendment by the Company's Shareholders; and

          FURTHER RESOLVED, that the 1997 Amendment be submitted for consideration by the Shareholders at the Annual Meeting of Shareholders to be held in the fall of 1997; and

          FURTHER RESOLVED, that the proper officers of the Company are hereby authorized to set a record date for voting at the next Annual Meeting of Shareholders, and such officers are further authorized and directed to send an appropriate Notice of Annual Meeting to the Shareholders of record as of such record date; and

          FURTHER RESOLVED, that the Company's officers and its counsel should proceed with the preparation of all proxy materials for submission to the Company's Shareholders and to make any applicable Securities and Exchange Commission proxy filings.

          These Resolutions of Board of Directors of Westwood
Corporation by Memorandum may be executed in counterpart.

          EXECUTED THE DAY AND YEAR FIRST ABOVE WRITTEN.

                                   BOARD OF DIRECTORS:


                                   /s/  Ernest H. McKee
                                   _________________________________
                                   Ernest H. McKee

                                   /s/  Paul R. Carolus
                                   _________________________________
                                   Paul R. Carolus

                                   /s/  Richard E. Minshall
                                   _________________________________
                                   Richard E. Minshall

                                   /s/  Anthony Pantaleoni
                                   _________________________________
                                   Anthony Pantaleoni

PROXY                                                       PROXY
                       WESTWOOD CORPORATION

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Ernest H. Mckee, Paul R. Carolus, Richard E. Minshall, Anthony Pantaleoni and John H. Williams, Sr., lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to attend the Annual Meeting of Stockholders of Westwood Corporation (herein, the "Company") to be held in the executive offices of the Company on December 4, 1997, at 10:00 a.m., Central Standard Time, and any adjournment(s) thereof, with all powers the undersigned would possess if personally present, and to vote thereat, as provided below, the number of shares the undersigned would be entitled to vote if personally present.

Proposal 1:    Election of Directors
______________________________________

[ ] FOR all nominees listed below except as marked to the contrary

[  ]  WITHHOLD AUTHORITY to vote for all nominees listed below

(TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, STRIKE A LINE
THROUGH
THE NOMINEE'S NAME IN THE LIST BELOW.)

                         Ernest H. McKee
     Paul R. Carolus                              Richard E. Minshall
     Anthony Pantaleoni                      John H. Williams, Sr.

IF AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEE IS NOT WITHHELD, THIS PROXY SHALL BE DEEMED TO GRANT SUCH AUTHORITY.

Proposal 2:    Amendment of 1992 Directors Stock Option Plan
______________________________________________________________

The Company's Board of Directors proposes to amend the 1992 Directors' Stock Option Plan, as amended on October 28, 1993, and September 3, 1996, to: (1) provide any new Director who shall have been appointed to the Board of Directors a one-time grant of an option to acquire fifty thousand (50,000) shares of the Company's common stock at an exercise price equal to the closing NASDAQ market price on the date of any such Director's appointment; and (2) increase the number of shares available under the Directors' Plan from 512,820 to 562,820, to satisfy the one-time grant of an option to purchase 50,000 shares to the Company's new Director, John H. Williams, Sr., on June 10, 1997.

[    ]    FOR       [    ]    AGAINST        [    ]    ABSTAIN

Every properly signed Proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES IN PROPOSAL 1, AND FOR PROPOSAL 2. All prior proxies are hereby revoked.

This Proxy will also be voted in accordance with the discretion of the proxies or proxy on any other business. Receipt is hereby acknowledged of the Notice of Annual Meeting, Proxy Statement and 1997 Annual Report to Stockholders of the Company.


                                   _________________________________


                                   _________________________________
                                        Signature(s)

                                   Dated: ___________________, 1997

(Please sign exactly as name appears on stock certificates. When signing as an attorney, executor, administrator, trustee, guardian, etc., give full title as such. For joint accounts, each joint owner should sign.)

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
            FORM PROMPTLY USING THE ENCLOSED ENVELOPE.